SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                       -------------------

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of report (Date of earliest event reported):February 7, 1996

                         Saratoga Bancorp
      (Exact name of registrant as specified in its charter)

                            California
          (State or other jurisdiction of incorporation)

                2-77519-LA              94-2817587
         (Commission File Number) (IRS Employer Identification No.)


           12000 Saratoga-Sunnyvale Road, Saratoga, CA  95070
          (Address of principal executive office and ZIP code)

Registrant's telephone number, including area code: (408) 973-1111

                               None
  (Former name or former address, if changed since last report)








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                        Exhibit at Page 4

                        Item 5.  Other Events

     On January 26, 1996, the Board of Directors of Saratoga
Bancorp declared a seven and one-half cent ($0.075) cash dividend on the outstanding shares of Common Stock of Saratoga Bancorp, to be payable on March 29, 1996 to shareholders of record at the close of business on February 23, 1996.

Item 7.  Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

          (21) Press Release issued on 2/7/96 describing cash dividend


























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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     SARATOGA BANCORP
                                      (Registrant)



                               By: ____________________________
                                          Mary Page Rourke
                                          Senior Vice President
                                          Treasurer (Principal
                                          Financial and
                                          Accounting Officer)



Date:      February 7, 1996




















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